Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan MFS Core Bond Portfolio

(the “Portfolio”)

Supplement dated January 14, 2021

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” the following information is added:

Name and Title	Portfolio Manager of the Portfolio Since

Steven Lear
Managing Director	2021

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the sixth paragraph under “J.P. Morgan Investment Management Inc. (JPMorgan)” is deleted and replaced with the following:

The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by JPMorgan is managed by Richard Figuly, Justin Rucker and Steven Lear. Mr. Figuly, Managing Director, is the lead portfolio manager responsible for day-to-day management of a portion of the Portfolio. An employee of JPMorgan or its predecessor firms since 1993, Mr. Figuly is a member of JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group and head of GFICC’s Core Bond team with responsibility for managing certain JPMorgan funds and institutional taxable bond portfolios. Mr. Rucker, Executive Director, an employee of JPMorgan since 2006, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. Mr. Lear, Managing Director and CFA charterholder, an employee of JPMorgan since 2008, is the U.S. Chief Investment Officer within the GFICC team responsible for oversight and management of fixed income investment strategies in the U.S.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-JCB2.1 (1/21)